                                                                   Exhibit 10.43
                                                                  EXECUTION COPY

                                  ASSIGNMENT
                                  ----------


          THIS ASSIGNMENT has an effective date of May 19, 1998 (the "Effective Date") and is made between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, 77 Massachusetts Avenue, Cambridge, MA 02139 ("Licensor"), SEPRACOR INC., 33 Locke Drive, Marlborough, MA 01752 ("Sepracor") and CHIREX AMERICA INC., 300 Atlantic Street, Suite 402, Stamford, Connecticut 06901 ("ChiRex").

          WHEREAS, Licensor and Sepracor are parties to a License Agreement, dated May 5, 1989 amended on March 24, 1995, June 22, 1995, June 26, 1995 and by a Letter of Understanding dated May 20, 1996 (collectively referred to herein as the "License Agreement") covering MIT Case Number 4585, "Catalytic Asymmetric Dihydroxylation of Olefins" by Wilhelm K. Amberg, Declan G. Gilheany, Byeong M. Kim, Hoi-lun Kwong, Istvan Marko, K. Barry Sharpless, Tomoyuki Shibata, John S. Wai and Lisa Wang, and MIT Case Number 4619, "Synthesis and Applications of Tartrate Cyclic Sulfates", by Yun Gao and K. Barry Sharpless; and

          WHEREAS, ChiRex has practiced the Patent Rights under the License Agreement as a sublicensee of Sepracor under a Technology Transfer and License Agreement between Sepracor and SepraChem (a predecessor of ChiRex) effective January 1, 1995 (the "Technology Agreement") and the aforementioned Letter of Understanding; and

          WHEREAS, since the merger of Sepracor's Seprachem subsidiary into ChiRex, ChiRex has exploited the Patent Rights to a greater extent than Sepracor and the parties to this Amendment Agreement have agreed that Sepracor shall assign the License Agreement to ChiRex, and ChiRex shall, from the Effective Date, become the Licensee under such agreement pursuant to the terms set forth herein; and

          WHEREAS, Licensor has also agreed that ChiRex may grant Sepracor a sublicense under the Patent Rights pursuant to Section 2.7 of the License Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

          1.   Assignment.  Sepracor hereby assigns its rights and obligations
               ----------
under the License Agreement to ChiRex, subject to Sepracor's rights to practice the Patent Rights pursuant to its sublicense per Section 3 of this Assignment. Licensor hereby consents to the assignment of Sepracor's rights and obligations to ChiRex, and ChiRex agrees to abide by the terms of the License Agreement and assume all of Sepracor's obligations under said agreement as of the Effective Date. The term Licensee as defined in the License Agreement shall hereinafter mean ChiRex.

          2.   Notices.  Article XIV of the License Agreement shall be amended
               -------
so that notices to Licensee shall be sent to:

               ChiRex America Inc.
               300 Atlantic Street, Suite 402
               Stamford, CT 06901
               Attention: General Counsel
               Telephone: (203) 351-2300
               Fax: (203) 425-9996

          3.   Sublicense.
               ----------

          (a)  ChiRex hereby grants Sepracor a worldwide, exclusive (even as to
          ---
               ChiRex) sublicense under the Patent Rights, to develop, make, use and sell (i) those compounds included in Exhibit C-1 attached hereto and made a part hereof; (ii) Combinatorial Chemistry Libraries (as defined below) of chiral or achiral compounds; and
               (c) compounds in the Combinatorial Chemistry Libraries in quantities of less than one (1) kilogram. In addition, ChiRex further grants to Sepracor a worldwide non-exclusive sublicense under the Patent Rights to manufacture pharmaceutical fine chemical intermediates and pharmaceutical active ingredients for the clinical and laboratory use of Sepracor and its licensees. Such sublicenses shall bear the terms and conditions as set forth in Articles II, V, VII, VIII, IX, X, XII and XV of the and Sepracor hereby represents and warrants that it has a copy of the License Agreement, is familiar with its terms and will comply with such terms. Notwithstanding Section 4.1(d) of the License Agreement, Licensor will receive the same royalties on Net Sales of Licensed Products by Sepracor as it would receive on Net Sales of Licensed Products by ChiRex.

          (b)  The sublicense granted per subsection (a) above shall include the
          ---
               right to sublicense (within the scope of the rights granted therein) third parties without ChiRex's consent provided (i) all sublicenses granted by Sepracor will be in writing, charge sublicensees royalties per Section 4.1(d) of the License Agreement, and expressly require all sublicensees to comply with the terms of the License Agreement; (ii) Sepracor provides Licensor and ChiRex with notice of and a copy of all written sublicenses entered into; and (iii) Sepracor and not ChiRex, shall remain responsible for the performance, collection and remission of royalties by all its sublicensees.

          (c)  Sepracor shall have the right to notify ChiRex in writing, at any
          ---
               time after Sepracor or one of its licensees begins clinical trials, that it wishes to add to Exhibit C-1 any (i) active metabolite compound; or (ii) single isomer pharmaceutical compound; or

               (iii) other chiral compound which is identified as being from a Combinatorial Chemistry Library; such compounds shall be added to Exhibit C-1 subject to the procedures and terms set out in Exhibit C of the Technology Agreement.

          (d)  As used herein, "Combinatorial Chemistry Library" shall mean any
          ---
               group of 25 or more compounds related in structure and synthesized contemporaneously from a common intermediate in quantities of no more than one hundred grams per compound.

          (e)  Licensor hereby consents to the grant of the sublicense to
          ---
               Sepracor specified herein.

          4.   ChiRex Termination.  Should ChiRex abandon, breach or otherwise
               ------------------
fail to maintain the License Agreement, provided Sepracor is not in breach of the terms of its sublicense, Licensor agrees to grant Sepracor a direct license on the same terms and conditions set forth in Section 3 so that Sepracor's use of the Patent Rights is uninterrupted.

          5.   No Other Changes.  Except as is expressly stated in this
               ----------------
Assignment, the terms of the License Agreement remain in full force and effect.

          6.   Definitions.  Unless defined specifically herein, all capitalized
               -----------
terms used in this Assignment shall have the meaning ascribed to such terms in the License Agreement.

          7.   Counterparts.  This Assignment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                                 * * * * * * *

          IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement as of the Effective Date.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

BY:_______________________
NAME:_____________________
TITLE:____________________



SEPRACOR INC.                            CHIREX AMERICA INC.

BY:_______________________               BY:______________________
NAME:_____________________                   NAME:_____________________
TITLE:____________________                   TITLE:____________________

                                  Exhibit C-1
                                  -----------

Terfenadine carboxylate (racemate and single isomers)
R-Ketoprofen
S-Ketoprofen (for use in dentifrice or mouthwash formulations)
R-Albuterol
R,R,-Formoterol
R-Fluoxetine
S-Fluoxetine
S-Oxybutynin
R-Onybutynin
S-Doxazosin
Norastemizole
Norcisapride (racemate and single isomers)
R-Ondansetron
S-Ondansetron
(-)-Amlodipine
Pantoprazole single isomers
Ketoconazole single isomers
Itraconazole single isomers
Descarboethoxyloratadine
Lomefloxacin single isomers
Ketorolac single isomers
Etodolac single isomers
Metoprolol single isomers
Cisapride (racemate and single isomers)
Salmeterol single isomers
Zoplicone single isomers
Sibutramine single isomers
Cetirizine single isomers
Zileuton single isomers
Hydroxyitraconazole single isomers (other than racemic
     hydroxyitraconazole)
Glycopyrrolate single isomers
Clidinium single isomers
Tridihexethyl single isomers
Trihexplenidyl single isomers
Desformoterol single isomers
Desethyloxybutynin single isomers
Procyclidine single isomers
Lansoprazole single isomers
Bupropion single isomers
Rabeprazole single isomers
Hydroxyomeprazole single isomers
Omeprazole single isomers

                                                                           10.43
                                                                  EXECUTION COPY
                                  ASSIGNMENT
                                  ----------


          THIS ASSIGNMENT has an effective date of May 19, 1998 (the "Effective Date") and is made between RESEARCH CORPORATION TECHNOLOGIES, INC., 101 N. Wilmot Road, Suite 600, Tuscon, Arizona 85711-3355 ("Licensor"), SEPRACOR INC., 33 Locke Drive, Marlborough, Massachusetts 01752 ("Sepracor") and CHIREX AMERICA INC., 300 Atlantic Street, Suite 402, Stamford, Connecticut 06901 ("ChiRex").

          WHEREAS, Licensor and Sepracor are parties to a License Agreement, dated September 10, 1992, as amended pursuant to a First Amendment dated September 10, 1992, a Second Amendment dated January 1, 1995, a Third Amendment dated March 5, 1996 and a Fourth Amendment dated November 20, 1996 (the License Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment collectively referred to herein as the "Jacobsen License Agreement");

          WHEREAS, pursuant to the Third Amendment, ChiRex has been considered an "Affiliate" of Sepracor under the Jacobsen License Agreement and has practiced the Licensed Patents thereunder pursuant to the Third Amendment as well as under a Technology Transfer and License Agreement between Sepracor and SepraChem (a predecessor of ChiRex) effective January 1, 1995 (the "Technology Agreement"); and:

          WHEREAS, since the merger of Sepracor's Seprachem subsidiary into ChiRex, ChiRex has exploited the Licensed Patents to a greater extent than Sepracor and the parties to this Amendment Agreement have agreed that Sepracor shall assign the Jacobsen License Agreement to ChiRex, and ChiRex shall, from the Effective Date, become the Licensee under such agreement pursuant to the terms set forth herein; and

          WHEREAS, Licensor has also agreed that ChiRex may grant Sepracor a sublicense under the Licensed Patents pursuant to Section 3.3 of the Jacobsen License Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

          1.   Assignment.  Sepracor hereby assigns its rights and obligations
               ----------
under the Jacobsen License Agreement to ChiRex, subject to Sepracor's rights to practice the Licensed Patents pursuant to its sublicense per Section 3 of this
Assignment.   Licensor hereby consents to the assignment of Sepracor's rights and obligations to ChiRex, and ChiRex agrees to abide by the terms of the Jacobsen License Agreement and assume all of Sepracor's obligations under said agreement as of the Effective Date.

However, the foregoing shall not effect, or is not intended to effect, a novation.

          2.   Notices.  Section 9.2 of the Jacobsen License Agreement shall be
               -------
amended so that notices to Licensee shall be sent to:

               ChiRex America Inc.
               300 Atlantic Street, Suite 402
               Stamford, CT 06901
               Attention: General Counsel
               Telephone: (203) 351-2300
               Fax: (203) 425-9996

          3.   Sublicense.
               ----------

          (a) ChiRex hereby grants Sepracor a worldwide, exclusive (even as to
          ---
              ChiRex) sublicense under the Licensed Patents, to develop, make, use and sell (i) those compounds included in Exhibit C-1 attached hereto and made a part hereof; (ii) Combinatorial Chemistry Libraries (as defined below) of chiral or achiral compounds; and
              (c) compounds in the Combinatorial Chemistry Libraries in quantities of less than one (1) kilogram. In addition, ChiRex further grants to Sepracor a worldwide non-exclusive sublicense under the Licensed Patents to manufacture pharmaceutical fine chemical intermediates and pharmaceutical active ingredients for the clinical and laboratory use of Sepracor and its licensees. Such sublicenses shall bear other terms and conditions as set forth in the Jacobsen License Agreement and Sepracor hereby represents and warrants that it has a copy of the Jacobsen License Agreement, is familiar with its terms and will comply with such terms. Notwithstanding Section 6.5 of the Jacobsen License Agreement, RCT will receive the same royalties on Net Sales Value of Licensed Products sold by Sepracor as it would receive on Net Sales Value of Licensed Products sold by ChiRex.

          (b) The sublicense granted per subsection (a) above shall include the
          ---
              right to sublicense (within the scope of the rights granted therein) third parties without ChiRex's consent provided (i) all sublicenses granted by Sepracor will be in writing, charge sublicensees royalties per Section 6.5 of the Jacobsen License Agreement, and expressly require all sublicensees to comply with the terms of the Jacobsen License Agreement; (ii) Sepracor provides RCT and ChiRex with notice of and a copy of all written sublicenses entered into; and (iii) Sepracor and not ChiRex, shall remain responsible for the performance, collection and remission of royalties by all its sublicensees.

          (c) The sublicense granted to Sepracor under this Assignment shall
          ---
              permit Sepracor, only after prior consultation with ChiRex, to grant Nagase & Company, Ltd. a non-exclusive sublicense under the Licensed Patents to manufacture Jacobsen catalyst solely in connection with the practice of Process Technology (as such term is defined in Sepracor's July 24, 1990 Development Agreement with Nagase) to manufacture epoxychromans worldwide with the right to sell such epoxychromans only in Japan; provided such sublicense complies with the requirements of subsection (b) above.

          (d) Sepracor shall have the right to notify ChiRex in writing, at any
          ---
              time after Sepracor or one of its licensees begins clinical trials, that it wishes to add to Exhibit C-1 any (i) active metabolite compound; or (ii) single isomer pharmaceutical compound; or (iii) other chiral compound which is identified as being from a Combinatorial Chemistry Library; such compounds shall be added to Exhibit C-1 subject to the procedures and terms set out in Exhibit C of the Technology Agreement.

          (e) As used herein, "Combinatorial Chemistry Library" shall mean any
          ---
              group of 25 or more compounds related in structure and synthesized contemporaneously from a common intermediate in quantities of no more than one hundred grams per compound.

          (f) Licensor hereby consents to the grant of the sublicense to
          ---
              Sepracor specified herein.

          4.   ChiRex Termination.  Should ChiRex abandon, breach or otherwise
               ------------------
fail to maintain the Jacobsen License Agreement, provided Sepracor is not in breach of the terms of its sublicense, RCT agrees to grant Sepracor a direct license on the same terms and conditions set forth in Section 3 so that Sepracor's use of the Licensed Patents is uninterrupted.

          5.   No Other Changes.  Except as is expressly stated in this
               ----------------
Assignment, the terms of the Jacobsen License Agreement remain in full force and effect.

          6.   Definitions.  Unless defined specifically herein, all capitalized
               -----------
terms used in this Assignment shall have the meaning ascribed to such terms in the Jacobsen License Agreement.

          7.   Counterparts.  This Assignment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                                 * * * * * * *

          IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement as of the Effective Date.

RESEARCH CORPORATION TECHNOLOGIES, INC.

BY:_______________________
NAME:____________________
TITLE:_____________________



SEPRACOR INC.                            CHIREX AMERICA INC.

BY:_______________________               BY:______________________
NAME:____________________                NAME:___________________
TITLE:_____________________              TITLE:____________________

                                  Exhibit C-1
                                  -----------

Terfenadine carboxylate (racemate and single isomers)
R-Ketoprofen
S-Ketoprofen (for use in dentifrice or mouthwash formulations)
R-Albuterol
R,R,-Formoterol
R-Fluoxetine
S-Fluoxetine
S-Oxybutynin
R-Onybutynin
S-Doxazosin
Norastemizole
Norcisapride (racemate and single isomers)
R-Ondansetron
S-Ondansetron
(-)-Amlodipine
Pantoprazole single isomers
Ketoconazole single isomers
Itraconazole single isomers
Descarboethoxyloratadine
Lomefloxacin single isomers
Ketorolac single isomers
Etodolac single isomers
Metoprolol single isomers
Cisapride (racemate and single isomers)
Salmeterol single isomers
Zoplicone single isomers
Sibutramine single isomers
Cetirizine single isomers
Zileuton single isomers
Hydroxyitraconazole single isomers (other than racemic
     hydroxyitraconazole)
Glycopyrrolate single isomers
Clidinium single isomers
Tridihexethyl single isomers
Trihexplenidyl single isomers
Desformoterol single isomers
Desethyloxybutynin single isomers
Procyclidine single isomers
Lansoprazole single isomers
Bupropion single isomers
Rabeprazole single isomers
Hydroxyomeprazole single isomers
Omeprazole single isomers

                                                                    EHIBIT 10.43

                                                                  Execution Copy

                                   ASSIGNMENT
                                   ----------


          THIS ASSIGNMENT has an effective date of May 19, 1998 (the "Effective Date") and is made between MASSACHUSETTS INSTITUTE OF TECHNOLOGY, 77 Massachusetts Avenue, Cambridge, MA 02139 ("Licensor"), SEPRACOR INC., 33 Locke Drive, Marlborough, MA 01752 ("Sepracor") and CHIREX AMERICA INC., 300 Atlantic Street, Suite 402, Stamford, Connecticut 06901 ("ChiRex").

          WHEREAS, Licensor and Sepracor are parties to a License Agreement, dated June 21, 1991 as amended on June 21, 1991 and by a Letter of Understanding dated May 20, 1996 (collectively referred to herein as the "License Agreement") covering MIT Case Number 4253, "Optically Active Derivative of Glycidol" by K. Barry Sharpless and Tetsuo H. Onami; and MIT Case Number 4310, "Optically Active Derivatives of Glycidol", by K. Barry Sharpless, Janice Klunder and Tetsuo H. Onami; and

          WHEREAS, ChiRex has practiced the Patent Rights under the License Agreement as a sublicensee of Sepracor under a Technology Transfer and License Agreement between Sepracor and SepraChem (a predecessor of ChiRex) effective January 1, 1995 (the "Technology Agreement") and the aforementioned Letter of Understanding; and

          WHEREAS, since the merger of Sepracor's Seprachem subsidiary into ChiRex, ChiRex has exploited the Patent Rights to a greater extent than Sepracor and the parties to this Amendment Agreement have agreed that Sepracor shall assign the License Agreement to ChiRex, and ChiRex shall, from the Effective Date, become the Licensee under such agreement pursuant to the terms set forth herein; and

          WHEREAS, Licensor has also agreed that ChiRex may grant Sepracor a sublicense under the Patent Rights pursuant to Section 2.3 of the License Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

          1.  Assignment.  Sepracor hereby assigns its rights and obligations
              ----------
under the License Agreement to ChiRex, subject to Sepracor's

                                                                  Execution Copy


rights to practice the Patent Rights pursuant to its sublicense per Section 3 of this Assignment. Licensor hereby consents to the assignment of Sepracor's rights and obligations to ChiRex, and ChiRex agrees to abide by the terms of the License Agreement and assume all of Sepracor's obligations under said agreement as of the Effective Date. The term Licensee as defined in the License Agreement shall hereinafter mean ChiRex.

          2.  Notices.  Article XIV of the License Agreement shall be amended so
              -------
that notices to Licensee shall be sent to:

               ChiRex America Inc.
               300 Atlantic Street, Suite 402
               Stamford, CT 06901
               Attention: General Counsel
               Telephone: (203) 351-2300
               Fax: (203) 425-9996

          3.   Sublicense.
               ----------

          (a)  ChiRex hereby grants Sepracor a worldwide, exclusive (even as to
          ---
               ChiRex) sublicense under the Patent Rights, to develop, make, use and sell (i) those compounds included in Exhibit C-1 attached hereto and made a part hereof; (ii) Combinatorial Chemistry Libraries (as defined below) of chiral or achiral compounds; and
               (c) compounds in the Combinatorial Chemistry Libraries in quantities of less than one (1) kilogram. In addition, ChiRex further grants to Sepracor a worldwide non-exclusive sublicense under the Patent Rights to manufacture pharmaceutical fine chemical intermediates and pharmaceutical active ingredients for the clinical and laboratory use of Sepracor and its licensees. Such sublicenses shall bear the terms and conditions as set forth in Articles II, V. VII, VIII, IX, X, XII and XV of the and Sepracor hereby represents and warrants that it has a copy of the License Agreement, is familiar with its terms and will comply with such terms. Notwithstanding Section 4.1(e) of the License Agreement, Licensor will receive the same royalties on Net Sales of Licensed Products by Sepracor as it would receive on Net Sales on Licensed Products by ChiRex.

                                                                  Execution Copy


          (b)  The sublicense granted per subsection (a) above shall include the
          ---
               right to sublicense (within the scope of the rights granted therein) third parties without ChiRex's consent provided (i) all sublicenses granted by Sepracor will be in writing, charge sublicensees royalties per Section 4.1(e) of the License Agreement, and expressly require all sublicensees to comply with the terms of the License Agreement; (ii) Sepracor provides Licensor and ChiRex with notice of and a copy of all written sublicenses entered into; and (iii) Sepracor and not ChiRex, shall remain responsible for the performance, collection and remission of royalties by all its sublicensees.

          (c)  Sepracor shall have the right to notify ChiRex in writing, at any
          ---
               time after Sepracor or one of its sublicensees begins clinical trials, that it wishes to add to Exhibit C-1 any (i) active metabolite compound; or (ii) single isomer pharmaceutical compound; or (iii) other chiral compound which is identified as being from a Combinatorial Chemistry Library; such compounds shall be added to Exhibit C-1 subject to the procedures and terms set out in Exhibit C of the Technology Agreement.

          (d)  As used herein, "Combinatorial Chemistry Library" shall mean any
          ---
               group of 25 or more compounds related in structure and synthesized contemporaneously from a common intermediate in quantities of no more than one hundred grams per compound.

          (e)  Licensor hereby consents to the grant of the sublicense to
          ---
               Sepracor specified herein.

          4.   ChiRex Termination.  Should ChiRex abandon, breach or otherwise
               ------------------
fail to maintain the License Agreement, provided Sepracor is not in breach of the terms of its sublicense, Licensor agrees to grant Sepracor a direct license on the same terms and conditions set forth in Section 3 so that Sepracor's use of the Patent Rights is uninterrupted.

          5.   No Other Changes.  Except as is expressly stated in this
               ----------------
Assignment, the terms of the License Agreement remain in full force and effect.

                                                                  Execution Copy


          6.   Definitions.  Unless defined specifically herein, all capitalized
               -----------
terms used in this Assignment shall have the meaning ascribed to such terms in the License Agreement.

          7.   Nagase Sublicense.  The non-exclusive sublicense granted by
               -----------------
Sepracor to Nagase & Company, Ltd. Under the Patent Rights per the Amendment Agreement dated June 5, 1997 between such parties shall continue in full force and effect; provided however that Sepracor, and not ChiRex, shall be responsible for ensuring Nagase's compliance with such sublicense and for collecting and remitting royalties from Nagase to MIT.

          8.   Counterparts.  This Assignment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

                                 * * * * * * *

                                                                  Execution Copy

          IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement as of the Effective Date.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:______________________
Name:____________________
Title:___________________



Sepracor Inc.                            ChiRex America Inc.

By:_______________________               By:_______________________
Name:_____________________               Name:_____________________
Title:____________________               Title:____________________

                                                                  Execution Copy


                                  Exhibit C-1
                                  -----------

Terfenadine carboxylate (racemate and single isomers)
R-Ketoprofen
S-Ketoprofen (for use in dentifrice or mouthwash formulations)
R-Albuterol
R,R,-Formoterol
R-Fluoxetine
S-Fluoxetine
S-Oxybutynin
R-Onybutynin
S-Doxazosin
Norastemizole
Norcisapride (racemate and single isomers)
R-Ondansetron
S-Ondansetron
(-)-Amlodipine
Pantoprazole single isomers
Ketoconazole single isomers
Itraconazole single isomers
Descarboethoxyloratadine
Lomefloxacin single isomers
Ketorolac single isomers
Etodolac single isomers
Metoprolol single isomers
Cisapride (racemate and single isomers)
Salmeterol single isomers
Zoplicone single isomers
Sibutramine single isomers
Cetirizine single isomers
Zileuton single isomers
Hydroxyitraconazole single isomers (other than racemic hydroxyitraconazole) Glycopyrrolate single isomers
Clidinium single isomers
Tridihexethyl single isomers
Trihexplenidyl single isomers
Desformoterol single isomers
Desethyloxybutynin single isomers
Procyclidine single isomers
Lansoprazole single isomers

                                                                  Execution Copy

Bupropion single isomers
Rabeprazole single isomers
Hydroxyomeprazole single isomers
Omeprazole single isomers